EXHIBIT 21.1
SUBSIDIARIES OF THE REGISTRANT

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
"Cisco Albania" SHPK	Albania
Airespace Wireless Networks Private Limited	India
Assemblage LLC	Delaware
Beaumaris Networks, Inc.	Delaware
Beaumaris Software Research & Development (Beijing) Co. Ltd.	China
Beijing NDS Information Technology Co., Ltd.	China
BroadHop India Private Limited	India
BroadHop International B.V.	Netherlands
BroadHop LLC	Delaware
BroadHop Pte. Ltd.	Singapore
BroadHop SDN. BHD.	Malaysia
Callway LLC	Delaware
Cariden Technologies LLC	California
Castup Israel Ltd.	Israel
Cisco Bahrain (SPC)	Bahrain
Cisco Bilgisayar ve Internet Sistemleri Limited Sirketi	Turkey
Cisco Capital (Dubai) Limited	United Arab Emirates
Cisco Capital Mexico, S. de R.L. de C.V.	Mexico
Cisco China Company, Limited	China
Cisco China Holdings (HK) Limited	Hong Kong
Cisco Comercio e Servicos de Hardware e Software do Brasil Ltda	Brazil
Cisco Commerce India Private Limited	India
Cisco Development India Private Limited	India
Cisco do Brasil Ltda	Brazil
Cisco Fast Data, LLC	Delaware
Cisco Holdings Cayman Ltd	Cayman Islands
Cisco Innovation International S.à.r.l.	Switzerland
Cisco International Holdings B.V.	Netherlands
Cisco International Israel Limited	Israel
Cisco International Limited	United Kingdom
Cisco International Taiwan, Ltd.	Taiwan
Cisco Internetworking Systems Hellas S.A.	Greece
Cisco Iris, Inc.	Delaware
Cisco Ironport Systems LLC	Delaware
Cisco ISH B.V.	Netherlands
Cisco ISH II B.V.	Netherlands
Cisco Linksys Kiss ApS	Denmark
Cisco Malaysia Managed Services SDN. BHD.	Malaysia
Cisco Managed Services Nigeria Limited	Nigeria
Cisco Managed Solutions, Inc.	Delaware
Cisco Morocco	Morocco
Cisco Norway AS	Norway
Cisco Norway Holdings AS	Norway
Cisco Optical GmbH	Germany
Cisco Photonics Italy S.r.l.	Italy
Cisco QSTP-LLC	Qatar
Cisco Ravenscourt LLC	Delaware
Cisco Renting Italy S.r.l.	Italy
Cisco RG Israel Ltd	Israel
Cisco Saudi Arabia Limited	Saudi Arabia
Cisco Serbia doo Beograd	Serbia, Republic of
Cisco Services (Hong Kong) Limited	Hong Kong
Cisco Services Korea Limited	Korea, Republic of
Cisco Services Malaysia SDN BHD	Malaysia
Cisco Solutions GmbH	Germany
Cisco Solutions Guatemala, Limitada	Guatemala
Cisco Systems (Argentina) S.A.	Argentina
Cisco Systems (Bermuda) Holdings Ltd.	Bermuda
Cisco Systems (China) Information Technology Services Limited	China

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems (China) Networking Technology Co., Ltd.	China
Cisco Systems (China) Research and Development Co., Ltd.	China
Cisco Systems (Colombia) Limitada	Colombia
Cisco Systems (Czech Republic) s.r.o.	Czech Republic
Cisco Systems (Ethiopia) PLC	Ethiopia
Cisco Systems (HK) Holdings Limited	Hong Kong
Cisco Systems (HK) Limited	Hong Kong
Cisco Systems (India) Private Limited	India
Cisco Systems (Italy) S.r.l.	Italy
Cisco Systems (Jordan)	Jordan
Cisco Systems (Korea) Limited	Korea, Republic of
Cisco Systems (Malaysia) SDN. BHD.	Malaysia
Cisco Systems (Myanmar) Company Limited	Myanmar
Cisco Systems (Nigeria) Limited	Nigeria
Cisco Systems (Puerto Rico) Corp.	Delaware
Cisco Systems (Scotland) Limited	United Kingdom
Cisco Systems (Senegal) SUARL	Senegal
Cisco Systems (Shanghai) Video Technology Co., Ltd.	China
Cisco Systems (South Africa) (Proprietary) Limited	South Africa
Cisco Systems (Spain), S.L.	Spain
Cisco Systems (Sweden) AB	Sweden
Cisco Systems (Switzerland) GmbH	Switzerland
Cisco Systems (Switzerland) Investments Ltd.	Bermuda
Cisco Systems (Thailand) Limited	Thailand
Cisco Systems (Trinidad & Tobago) Limited	Trinidad and Tobago
Cisco Systems (USA) Pte. Ltd.	Singapore
Cisco Systems Algeria EURL	Algeria
Cisco Systems Australia Pty Limited	Australia
Cisco Systems Austria GmbH	Austria
Cisco Systems Belgium SPRL	Belgium
Cisco Systems Bulgaria EOOD	Bulgaria
Cisco Systems Canada Co. / Les Systemes Cisco Canada CIE	Canada
Cisco Systems Capital (Australia) Pty Limited	Australia
Cisco Systems Capital (India) Private Limited	India
Cisco Systems Capital (Korea) Limited	Korea, Republic of
Cisco Systems Capital (Thailand) Limited	Thailand
Cisco Systems Capital Asia Pte. Ltd.	Singapore
Cisco Systems Capital Canada Co./Les Systemes Cisco Capital Canada CIE	Canada
Cisco Systems Capital China Corporation	China
Cisco Systems Capital Corporation	Nevada
Cisco Systems Capital France SAS	France
Cisco Systems Capital GmbH	Germany
Cisco Systems Capital Italy S.r.l.	Italy
Cisco Systems Capital K.K.	Japan
Cisco Systems Capital Netherlands B.V.	Netherlands
Cisco Systems Capital SDN. BHD.	Malaysia
Cisco Systems Capital South Africa (Proprietary) Limited	South Africa
Cisco Systems Capital Spain, S.L.	Spain
Cisco Systems Chile S.A.	Chile
Cisco Systems Costa Rica, Sociedad Anonima	Costa Rica
Cisco Systems Croatia Ltd. For Trade	Croatia
Cisco Systems Cyprus Ltd.	Cyprus
Cisco Systems Danmark ApS	Denmark
Cisco Systems de Mexico, S. de R.L. de C.V.	Mexico
Cisco Systems Dominicana, S.R.L.	Dominican Republic
Cisco Systems Ecuador S.A.	Ecuador
Cisco Systems Egypt Ltd.	Egypt
Cisco Systems El Salvador, Ltda. de C.V.	El Salvador
Cisco Systems Estonia OU	Estonia
Cisco Systems Finance International	Ireland
Cisco Systems Finance International Holdings I Limited	Ireland

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems Finance International Holdings II Limited	Ireland
Cisco Systems Finance International Holdings III Limited	Ireland
Cisco Systems Finance International Holdings IV Limited	Ireland
Cisco Systems Finance International Holdings V Limited	Ireland
Cisco Systems Finance International Holdings VI Limited	Ireland
Cisco Systems Finland OY	Finland
Cisco Systems France Sarl	France
Cisco Systems G.K.	Japan
Cisco Systems Global Holdings Ltd.	Bermuda
Cisco Systems GmbH	Germany
Cisco Systems Holding GmbH	Germany
Cisco Systems Holdings UK Limited	United Kingdom
Cisco Systems Hungary Ltd. / Cisco Systems Hungary Servicing and Trading Limited Liability Company	Hungary
Cisco Systems International B.V.	Netherlands
Cisco Systems International SARL	Switzerland
Cisco Systems Internetworking (Ireland) Limited	Ireland
Cisco Systems Internetworking d.o.o. Za Marketing, Tehnicke I Druge Usluge Sarajevo	Bosnia and Herzegovina
Cisco Systems Internetworking Iletisim Hizmetleri Limited Sirketi	Turkey
Cisco Systems Island Ehf.	Iceland
Cisco Systems Israel Ltd.	Israel
Cisco Systems Jamaica Limited	Jamaica
Cisco Systems Limited	United Kingdom
Cisco Systems LLC	Oman
Cisco Systems Luxembourg International s.à r.l.	Luxembourg
Cisco Systems Luxembourg s.à r.l.	Luxembourg
Cisco Systems Macedonia DOOEL Skopje	Macedonia, the former Republic of Yugoslav
Cisco Systems Management B.V.	Netherlands
Cisco Systems Management Ltd.	Bermuda
Cisco Systems Moçambique, Limitada	Mozambique
Cisco Systems Netherlands Holdings B.V.	Netherlands
Cisco Systems New Zealand Limited	New Zealand
Cisco Systems Norway AS	Norway
Cisco Systems Pakistan (Private) Limited	Pakistan
Cisco Systems Panama S. de R.L.	Panama
Cisco Systems Peru S.A.	Peru
Cisco Systems Poland Sp. z o. o.	Poland
Cisco Systems Portugal - Sistemas Informáticos, Sociedade Unipessoal, Limitada	Portugal
Cisco Systems Romania S.r.l.	Romania
Cisco Systems Services B.V.	Netherlands
Cisco Systems Slovakia, spol. s. r.o.	Slovakia
Cisco Systems Taiwan, Ltd.	Taiwan
Cisco Systems Uruguay S.R.L.	Uruguay
Cisco Systems Venezuela, C.A.	the Bolivarian Republic of Venezuela
Cisco Systems Vietnam Limited (Cong Ty Trach Nhiem Huu Han Cisco Systems Vietnam)	Vietnam
Cisco Technologies (Thailand) Limited	Thailand
Cisco Technologies New Zealand Limited	New Zealand
Cisco Technologies Philippines, Inc.	Philippines
Cisco Technology (China) Co., Ltd.	China
Cisco Technology and Services (South Africa) (Pty) Ltd.	South Africa
Cisco Technology Bangladesh Ltd.	Bangladesh
Cisco Technology Belgium BVBA	Belgium
Cisco Technology Denmark ApS	Denmark
Cisco Technology Services (Dalian) Co., Ltd.	China
Cisco Technology, Inc.	California
Cisco THV LLC	Delaware
Cisco Tunisia SARL	Tunisia
Cisco Video Technologies France SAS	France
Cisco Video Technologies India Private Limited	India

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Video Technologies Israel Ltd.	Israel
Cisco WebEx LLC	Delaware
Cisco Worldwide Holdings Ltd.	Bermuda
Cisco-Linksys (HK) Limited	Hong Kong
Cisco-Navini Networks LLC	Delaware
ClearAccess LLC	Delaware
Cloupia LLC	California
Cloupia Software Solutions Private Limited	India
Cognitive Security s.r.o.	Czech Republic
Composite Software (Beijing) Co. Ltd.	China
Composite Software LLC	Delaware
Composite Software UK Limited	United Kingdom
CoreOptics LLC	Delaware
CSI BD (Mauritius)	Mauritius
CSI Mauritius Inc.	Mauritius
Digi-Media Vision Limited	United Kingdom
Divitech A/S	Denmark
DocumentReady ApS	Denmark
Embrane LLC	Delaware
ExtendMedia LLC	Delaware
Greenfield Networks LLC	California
Greenfield Networks Technologies Private Limited	India
Immunet LLC	Delaware
Insieme Networks, LLC	Delaware
Intucell Ltd.	Israel
Intucell Pte. Ltd.	Singapore
Ironport Systems GmbH	Germany
Jabber LLC	Delaware
JouleX GK	Japan
JouleX GmbH	Germany
JouleX LLC	Delaware
JouleX Sarl	France
Kibits LLC	Delaware
Lightwire LLC	Delaware
Limited Liability Company Cisco Capital CIS	Russian Federation
Limited Liability Company Cisco Innovation Center	Russian Federation
Limited Liability Company Cisco Solutions	Russian Federation
Limited Liability Company Cisco Systems	Russian Federation
Memoir Systems India Pvt Ltd	India
Memoir Systems LLC	California
Meraki Limited	United Kingdom
Meraki LLC	Delaware
MetaCloud LLC	Delaware
Mnemonic Technologies LLC	California
Moto Asia Limited	Hong Kong
Moto Development Group LLC	California
Navini Networks Private Limited	India
NDS Americas LLC	Delaware
NDS Denmark ApS	Denmark
NDS Denmark Holdings A/S	Denmark
NDS Finance Limited	United Kingdom
NDS Group Holdings Limited	Bermuda
NDS Group Limited	United Kingdom
NDS Holdings (Europe) Limited	United Kingdom
NDS Holdings B.V.	Netherlands
NDS Limited	United Kingdom
NDS Marketing Israel Limited	Israel
NDS Sweden AB	Sweden
NDS Treasury (Jersey) Limited	Jersey
Neohapsis EMEA Ltd.	United Kingdom
Neohapsis International LLC	Delaware

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Neohapsis LLC	Delaware
Neohapsis Software Private Limited	India
Neohapsis, Inc.	Illinois
News Datacom Limited	United Kingdom
newScale LLC	California
newScale Software Private Limited	India
Orative Corporation	Delaware
Pari Networks (India) Private Limited	India
Pari Networks LLC	California
Piston Cloud Computing LLC	California
Postpath LLC	Delaware
PT Cisco Systems Indonesia	Indonesia
PT. Cisco Technologies Indonesia	Indonesia
Pure Digital Technologies LLC	Delaware
Pure Networks LLC	Delaware
Radiata, Inc.	Delaware
Scansafe Limited	United Kingdom
Scansafe LLC	Delaware
Scansafe Services LLC	Delaware
Scientific-Atlanta do Brasil Ltda.	Brazil
Scientific-Atlanta, LLC	Georgia
Securent India Private Limited	India
Securent LLC	Delaware
SIA "Cisco Latvia"	Latvia
Small Wells Services S.A.	Uruguay
SolveDirect Service Management GmbH	Austria
SolveDirect Service Management LLC	California
Sourcefire Brasil Comércio E Segurança de Rede Ltda.	Brazil
Sourcefire France S.A.S.	France
Sourcefire Holding Company (International) S.á.r.l.	Luxembourg
Sourcefire Holding Company (US) LLC	Delaware
Sourcefire Limited	United Kingdom
Sourcefire LLC	Delaware
Sourcefire Mexicana de Servicios S. de R.L. de C.V.	Mexico
Sourcefire Mexico S. de R.L. de C.V.	Mexico
Sourcefire Netherlands B.V.	Netherlands
Sourcefire Singapore Pte. Ltd.	Singapore
Starent International LLC	Delaware
Starent Networks (India) Private Limited	India
Starent Networks Beijing Co, Ltd	China
Starent Networks Canada Limited	Canada
Starent Networks India Sales and Services Private Limited	India
Starent Networks LLC	Delaware
Tail-f Systems AB	Sweden
Tail-f Systems LLC	Delaware
Tandberg Asia Pacific Pte. Ltd.	Singapore
Tandberg India Private Limited	India
Tandberg Products UK Limited	United Kingdom
Tandberg Technology (India) Private Limited	India
Tandberg Telecom UK Limited	United Kingdom
Tandberg UK Limited	United Kingdom
ThinkSmart Technologies Limited	Ireland
ThreatGRID LLC	Delaware
Tidal Software LLC	California
TigerMe LLC	California
Topspin Communications LLC	Delaware
Topspin Communications Technologies India Private Limited	India
Tropo (Europe) Limited	United Kingdom
Tropo LLC	Delaware
UAB "Cisco LT"	Lithuania

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Ubiquisys Limited	United Kingdom
Voxeo Labs (Beijing) Technology, Ltd	China
WebEx (China) Software Co., Ltd.	China
WebEx Asia Limited	Hong Kong
WebEx Australia Pty Ltd.	Australia
WebEx Communications B.V.	Netherlands
WebEx Communications Deutschland GmbH	Germany
WebEx Communications France Sarl	France
WebEx Communications India Private Limited	India
WebEx Communications Japan, K.K.	Japan
WebEx Communications UK, Ltd.	United Kingdom
WebEx Worldwide B.V.	Netherlands
Whiptail Technologies Limited	United Kingdom
WhipTail Technologies LLC	Delaware